Exhibit 10.453

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND WESTERN DEPERE, L.L.C., a Delaware limited liability company, (“Assignee”) all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement (the “Purchase Agreement”) by and between INLAND REAL ESTATE ACQUISITIONS, INC., or its designees, (collectively, “Purchaser”), and FRC WEST PROPERTY, L.L.C., AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., and IDS PROPERTY CASUALTY INSURANCE COMPANY, (collectively, “Seller”), dated December 16, 2004 for purchase and sale of certain real property commonly known as 3500 Packerland Drive, DePere, WI (the “Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Property.

This Assignment is effective as of the 16 day of December, 2004.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
	Its:	President

ASSIGNEE:	INLAND WESTERN DEPERE, L.L.C., a Delaware limited liability company By: Inland Western Retail Real Estate Trust, Inc., its sole member

	By:	/s/ G. Joseph Cosenza

Its: Authorized Representative